UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

ACTAVIS plc

(Exact name of registrant as specified in its charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2013, Actavis plc issued a press release reporting the financial results of Actavis, Inc. (the “Company”), a wholly-owned subsidiary of Actavis plc for the third quarter ended September 30, 2013, and providing a forecast of certain estimated financial metrics for 2013 and 2014. A copy of the press release reporting the financial results of the Company is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In its press release, Actavis plc discloses non-GAAP financial measures (as defined in Regulation G promulgated by the U. S. Securities and Exchange Commission) that exclude certain significant charges or credits that are important to an understanding of the Company’s ongoing operations. Actavis plc believes that its inclusion of non-GAAP financial measures provides useful supplementary information to and facilitates analysis by investors in evaluating the Company’s performance and trends. The determination of significant charges or credits may not be comparable to similar measures used by other companies and may vary from period to period. Actavis plc uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP net income and non-GAAP earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. We define non-GAAP net income as net income adjusted for amortization, acquisition and licensing charges, expenses associated with our operational excellence/global supply chain initiative (including accelerated depreciation charges associated therewith), legal settlements and certain special charges that are otherwise included in GAAP net income, including loss (gain) on asset sales/impairment, loss (gain) on security sales and impairment, loss on debt repurchases and income taxes. Non-GAAP earnings per share refers to non-GAAP net income divided by the number of diluted shares outstanding.

The information in this report (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Actavis plc’s press release reporting the financial results of the Company is furnished as Exhibit 99.1 to this Form 8-K.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

d. Exhibits:

99.1	Press Release of Actavis plc entitled “Actavis Net Revenue Increases 57% to $2.01 Billion in Third Quarter 2013; Non-GAAP EPS Increases 55% to $2.09” dated October 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2013

ACTAVIS plc

By:	/s/ R. Todd Joyce
Name: R. Todd Joyce
Title: Chief Financial Officer - Global

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Actavis plc entitled “Actavis Net Revenue Increases 57% to $2.01 Billion in Third Quarter 2013; Non-GAAP EPS Increases 55% to $2.09” dated October 29, 2013.